SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                         BOULDER TOTAL RETURN FUND, INC.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transactions applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.: 3) Filing Party: 4) Date Filed:

                         BOULDER TOTAL RETURN FUND, INC.
                          1680 38TH STREET, SUITE 800
                             BOULDER, COLORADO 80301




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 22, 2003



To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Boulder Total Return Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the Doubletree La Posada Resort, 4949 E. Lincoln Dr., Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time, on April 22, 2003, for the following purposes:

         1. To elect one (1) Director of the Fund (Proposal 1).

         2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors of the Fund has fixed the close of business on February 28, 2003 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Annual Meeting.

                                  By Order of the Board of Directors,
                                  /s/ Stephanie Kelley
                                  STEPHANIE KELLEY
                                  Secretary
March 20, 2003








--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


            Registration                                               Valid Signature

            Corporate Accounts
            (1)  ABC Corp.                                             ABC Corp.
            (2)  ABC Corp.                                             John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer                     John Doe
            (4)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee

            Trust Accounts
            (1)  ABC Trust                                             Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe

            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                 John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                         John B. Smith, Jr., Executor


                        BOULDER TOTAL RETURN FUND, INC.
                          1680 38TH STREET, SUITE 800
                            BOULDER, COLORADO 80301


                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 26, 2002


                                 PROXY STATEMENT

         This proxy statement ("Proxy Statement") for Boulder Total Return Fund, Inc. ("BTF" or the "Fund") is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Shareholders of the Fund to be held on Tuesday, April 22, 2003, at 9:00 a.m. Mountain Standard Time, at the Doubletree La Posada Resort, 4949 E. Lincoln Dr., Scottsdale, Arizona, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about March 20, 2003, primarily by mail, but proxy solicitations may also be made by telephone, on the Fund's web site, telegraph or personal interviews conducted by officers of the Fund and PFPC Inc. ("PFPC"), the transfer agent and co-administrator of the Fund. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

         The Annual Report of the Fund, including audited financial statements for the fiscal year ended November 30, 2002, has been mailed to shareholders. Additional copies are available upon request, without charge, by calling 1-800-331-1710. The report is also viewable online at the Fund's website at www.boulderfunds.net. The report is not to be regarded as proxy solicitation material.

         Boulder Investment Advisers, L.L.C., 1680 38th Street, Suite 800, Boulder, Colorado 80301, and Stewart Investment Advisers, Bellerive, Queen Street, St. Peter, Barbados currently serve as co-investment advisers to the Fund. PFPC Inc. acts as the transfer agent and administrator to the Fund and is located at 101 Federal Street, Boston, Massachusetts 02110. Fund Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 1680 38th Street, Suite 800, Boulder, Colorado 80301.

         If the enclosed proxy is properly executed and returned by April 22, 2003 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominee for Director and FOR any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

         A quorum of the Fund's shareholders is required to properly conduct the business of the Meeting. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. Since the proposal is to be voted upon by only one class of the Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment.

         The Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock") and Auction Market Preferred Stock, par value $0.01 per share ("AMPs", together with the Common Stock, the "Shares"). On the record date, February 28, 2003, the following number of Shares of the Fund were issued and outstanding:



             Common Stock                                   AMPs
              Outstanding                               Outstanding
              -----------                               -----------
               9,416,743                                    775


         The only proposal expected to be considered at the Meeting is the election on one Director to be voted on exclusively by holders of AMPs. In order that your AMPs may be represented at the Meeting, you are requested to vote on the following matter:

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class expires and the successor or successors elected to such class will serve for a three-year term. The first proposal to be considered at the Meeting is the election of one (1) Director of the Fund as follows:

           - Alfred G. Aldridge, Jr., Class III Director of the Fund, is being nominated for a single three year term to expire at the Fund's 2006 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

Richard I. Barr and Stephen C. Miller, Class II Directors of the Fund, were elected on April 26, 2002 for three year terms to expire at the Fund's 2005 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Joel W. Looney, a Class I Director of the Fund, was elected on April 27, 2001 for a three year term to expire at the Fund's 2004 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Susan L. Ciciora, a Class I Director of the Fund, was elected on April 26, 2002 for a two year term to expire at the Fund's 2004 Annual Meeting of Shareholders or until her successor is duly elected and qualified.

         The nominee has consented to serve as Director if elected at the Meeting. If the nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee.

         Under the Fund's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the AMPs, voting as a single class, are entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of the AMPs, when dividends are in arrears for two full years, to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of the AMPs would give the holders of the AMPs a majority of the Directors (Dividends are not in arrears). Messrs. Aldridge and Barr were previously nominated (and elected) to represent holders of the AMPs. A quorum of the AMPs shareholders must be present at the Meeting of the Fund in order for the proposal to elect Mr. Aldridge to be considered and acted upon. Accordingly, only the AMPs shareholders are entitled to vote on the election of Mr. Aldridge.

         Security Ownership of Certain Beneficial Owners. The following table sets forth certain information regarding the beneficial ownership of the Fund's shares as of February 28, 2003 by each person who is known by the Fund to beneficially own 5% or more of the Fund's Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of the AMPs.


              Name of Owner*                   Number of Shares          Number of Shares            Percentage
                                              Directly Owned (1)      Beneficially Owned (2)     Beneficially Owned
------------------------------------------- ------------------------ -------------------------- ----------------------

Badlands Trust Company  (1)(3)                          12,735               3,939,735                  41.84%
Stewart R. Horejsi Trust No. 2 (4)                           0               3,939,735                  41.84%
Ernest Horejsi Trust  No. 1B (1)                     2,462,353               2,462,353                  26.15%
Lola Brown Trust No. 1B (1)                          1,027,886               1,027,886                  10.92%
Evergreen Atlantic LLC (1)                             257,811                 257,811                   2.74%
Stewart West Indies Trust (1)(2)                        78,470                 191,907                   2.04%
Susan L. Ciciora Trust (1)(2)                           54,132                 131,475                   1.40%
John S. Horejsi Trust (1)(2)                            27,075                  65,747                   0.70%
Evergreen Trust (1)(2)                                  19,273                  47,632                   0.51%

                                            ------------------------ -------------------------- ----------------------
Aggregate Shares Owned by Horejsi                    3,939,735               3,939,735                  41.84%
Affiliates (defined below) **
------------------------------------------- ------------------------ -------------------------- ----------------------
------------------------------------------- ------------------------ -------------------------- ----------------------
Alter Asset Management, Inc.***                      1,616,745               1,616,745                  17.20%


* The address of Evergreen Atlantic LLC is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address of each other listed owner is c/o Badlands Trust Company, POB 801, 614 Broadway, Yankton, South Dakota 57078.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4).

*** As stated in a Schedule 13G filed with the Securities and Exchange Commission on December 31, 2002.

(1) Direct Ownership. Evergreen Atlantic, LLC ("EALLC"), The Evergreen Trust (the "Evergreen Trust"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWI Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company ("Badlands"), the Stewart R. Horejsi Trust No. 2 (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act")). EALLC, the Evergreen Trust, John Trust, Susan Trust, SWI Trust, the Brown Trust, the EH Trust and Badlands (collectively, the "Horejsi Affiliates") directly own the shares indicated for such entity in the table above, totaling 3,939,735 (41.84%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) Indirect Ownership Through EALLC. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding membership interests in EALLC are owned by the Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust in the following percentages - 11%, 30%, 15% and 44%. The Trustees of the Evergreen Trust are Stephen C. Miller, Larry Dunlap and Badlands. Badlands is the sole trustee for each of the Susan Trust, the John Trust and the SWI Trust. Mr. Horejsi is not a beneficiary under any of the foregoing trusts. Badlands has sole discretion with respect to the Susan Trust, John Trust and SWI Trust while any action by the Evergreen Trust requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by EALLC. Mr. Horejsi is the manager of EALLC.

(3) Ownership by Badlands. The number shown in the table includes shares held directly by Badlands (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust, EALLC, Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust. Badlands is the sole trustee of the Susan Trust, the John Trust and the SWI Trust, which together with the Evergreen Trust control EALLC (see Footnote No. 2), the other two trustees of Evergreen Trust being Stephen C. Miller and Larry Dunlap. Badlands, together with Larry Dunlap and Susan Ciciora (Mr. Horejsi's daughter), is one of three trustees of both the Brown Trust and the EH Trust. Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Gail G. Gubbels and Marty Jans. Badlands and its directors disclaim beneficial ownership of shares owned directly by the EALLC, the Evergreen Trust, the Susan Trust, the John Trust, the SWI Trust, the Brown Trust and the EH Trust.


(4) Indirect Ownership by SRH Trust. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Robert Kastner. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

----------------------------

         Information as to beneficial ownership in the above table and previous footnotes has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

          As of February 28, 2003, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 9,337,951 shares or 99.2% of Common Stock outstanding and 775 shares or 100% of AMPs outstanding of the Fund.

         As of February 28, 2003, the executive officers and directors of the Fund, as a group, owned 3,962,191 Common Shares (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of AMPs of the Fund, representing 42.08% of Common Shares and 0% of AMPs.

         INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominee for election to the Board of Directors and the existing Directors of the Fund.


--------------------------------- ------------------------ ---------------------------------------------------- ----------------
                                                                                                                   Number of
                                                                                                                 Funds in Fund
      Name, Address*, Age           Position, Length of      Principal Occupation(s) and Other Directorships        Complex
                                   Term Served, and Term                          held                            Overseen by
                                         of Office                     During the Past Five Years                  Director
--------------------------------- ------------------------ ---------------------------------------------------- ----------------

Independent Directors

--------------------------------- ------------------------ ---------------------------------------------------- ----------------
Alfred G. Aldridge, Jr.           Director of the Fund     Retired;   from   1982-2002,   Sales   Manager   of         2
Brig. Gen. (Retired)              since 1999. Current      Shamrock  Foods  Company;  Director  of the  Fiesta
Cal. Air National Guard           Nominee for Director     Bowl,  Tempe,  AZ  since  1997;  Director,  Boulder
Age: 65                           for a term to expire     Growth & Income Fund, Inc., since 2002.
                                  at  the 2006 annual
                                  meeting.

Richard I. Barr                   Director of the Fund     Retired;  from  1963-2001,   Manager  of  Advantage         2
Age:  64                          since 1999.  Current     Sales and Marketing, Inc; Director,  Boulder Growth
                                  term expires at the      & Income Fund,  Inc., since 2002;  Director,  First
                                  2005 annual meeting.     Financial Fund, Inc., since 2001.

Joel W. Looney                    Director of the Fund     Partner,  Financial  Management  Group,  LLC  since         2
Age:  41                          since 2001. Current      July 1999;  CFO,  Bethany  College from 1995 -1999;
                                  term expires at the      Director,  Boulder  Growth  &  Income  Fund,  Inc.,
                                  2004 annual meeting.     since January 2002.
Interested Directors**
--------------------------------- ------------------------ ---------------------------------------------------- ----------------

Susan L. Ciciora                  Director of the Fund     Owner,  Superior  Interiors  (interior  design  for         2
Age: 39                           since 2001.  Current     custom  homes)  since  1995;  Corporate  Secretary,
                                  term expires at 2004     Ciciora Custom  Builders,  LLC since 1995;  Trustee
                                  annual meeting.          of the  Brown  Trust  and the EH  Trust.  Director,
                                                           Boulder Growth & Income Fund,  Inc., since January,
                                                           2002.

Stephen C. Miller                 Director and Chairman    President  of  and  General   Counsel  for  Boulder         2
Age:  50                          of the Board since       Investment  Advisers,  LLC ("BIA");  Manager,  Fund
                                  1999. President of       Administrative Services, LLC ("FAS"); Vice
                                  the Fund. Current        President of Stewart Investment Advisers ("SIA");
                                  term expires at 2005     Director, Chairman of the Board and President of
                                  annual meeting.          Boulder Growth & Income Fund, Inc., since 2002;
                                                           President  and  General  Counsel,   Horejsi,   Inc.
                                                           (liquidated in 1999); General Counsel, Brown Welding
                                                           Supply, LLC (sold in 1999); officer of various
                                                           other Horejsi Affiliates.; Of Counsel, Krassa &
                                                           Miller, LLC since 1991.

* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Total Return Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Mr. Miller is an "interested person" because he is an officer of BIA and SIA, the Fund's investment advisers. Ms. Ciciora is an "interested person" as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of BIA and FAS.

----------------------------

         From the late 1980's until January, 2001, Mr. Looney had served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.

         The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 26, 2002. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.


------------------------------ -------------------------- ----------------------------------------------------------
                                  Position, Length of
     Name, Address, Age        Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                        Office During the Past Five Years
------------------------------ -------------------------- ----------------------------------------------------------

Carl D. Johns                  Chief Financial Officer,   Vice   President  and  Treasurer  of  BIA  and  Assistant
1680 38th Street,              Chief Accounting           Manager of FAS, since April, 1999; Vice President,  Chief
Suite 800                      Officer, Vice President    Financial Officer and Chief Accounting  Officer,  Boulder
Boulder, CO 80301              and Treasurer since        Growth & Income  Fund,  Inc.,  since  2002;  Employee  of
Age: 40                        1999.  Appointed           Flaherty  &  Crumrine   Incorporated  prior  to  December
                               annually.                  1998;  Assistant Treasurer of Preferred Income Management
                                                          Fund  Incorporated,  Preferred  Income Fund  Incorporated
                                                          and Preferred Income  Opportunity Fund Incorporated prior
                                                          to December 1998.

Stephanie Kelley               Secretary since 2000.      Secretary,  Boulder  Growth & Income  Fund,  Inc.,  since
1680 38th Street,              Appointed annually.        2002;  Assistant  Secretary  and  Assistant  Treasurer of
Suite 800                                                 various Horejsi  Affiliates;  employee of FAS since March
Boulder, CO 80301                                         1999.
Age:  46


         Set forth in the following table is the nominee for election to the Board as well as the other Directors of the Fund, together with the dollar range of equity securities beneficially owned by each Director and the nominee in the Fund as of February 28, 2003, as well as the aggregate dollar range of equity securities in all funds overseen or to be overseen in a family of investment companies (i.e., other funds managed by BIA and SIA (collectively, the "Advisers").

                       OWNERSHIP OF THE FUND BY DIRECTORS

       Directors and Nominees              Dollar Range of Equity          Aggregate Dollar Range of
                                           Securities in the Fund        Equity Securities in All Funds
                                                                          in the Family of Investment
                                                                                   Companies
-------------------------------------- -------------------------------- ---------------------------------

Independent Directors and Nominee
-------------------------------------- -------------------------------- ---------------------------------
Alfred G. Aldridge, Jr.                      $10,001 to $50,000                $10,001 to $50,000
Richard I. Barr                              Over $100,000                     Over $100,000
Joel W. Looney                               $10,001 to $50,000                $10,001 to $50,000

Interested Directors
-------------------------------------- -------------------------------- ---------------------------------

Susan L. Ciciora                               Over $100,000+                    Over $100,000
Stephen C. Miller                              Over $100,000++                   Over $100,000


+       2,462,353,  257,811 and 1,027,886 Shares of the Fund are held by the EH Trust,
        EALLC,  and Lola Brown  Trust,  respectively.  Accordingly,  Ms.  Ciciora may be deemed  to have  indirect  beneficial  ownership  of such  Shares.  Ms.  Ciciora disclaims all such beneficial ownership.  Ms. Ciciora directly owns 4,700 shares of the Fund.

++ Mr. Miller indirectly owns and controls 2,000 shares of the Funds through his membership in Erma Miller, LLC. Mr. Miller is also a (i) trustee of Evergreen Trust and (ii) director and officer of Badlands Trust Company. By virtue of such relationships, Mr. Miller may be deemed to share the indirect power to vote and direct the disposition of the Shares directly and beneficially held by Evergreen Trust and Badlands Trust Company. Mr. Miller disclaims beneficial ownership of such Shares.

----------------------------

         None of the independent Directors or their family members owned beneficially or of record any securities of the advisers or any person directly or indirectly controlling, controlled by, or under common control with the advisers.

         DIRECTOR COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 2002. No persons (other than the independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.


          Name of Person and                 Aggregate Compensation         Total Compensation from the Fund
        Position with the Fund            from the Fund Paid to Directors  and Fund Complex Paid to Directors
--------------------------------------- ---------------------------------- ---------------------------------
Alfred G. Aldridge, Jr., Director       $23,500                            $ 37,000 (2 funds)

Richard I. Barr, Director               $23,500                            $ 36,500 (2 funds)

Joel W. Looney, Director                $23,500                            $ 37,000 (2 funds)

Susan L. Ciciora, Director              $0                                 $0

Stephen C. Miller, President of the
Fund, Chairman of the Board and
Director                                $0                                 $0



         Prior to January 28, 2002, each Director of the Fund who was not a Director, officer or employee of one of the Advisers, or any of their affiliates, received a fee of $6,000 per annum plus $4,000 for each in-person meeting, and $1,000 for each telephone meeting. As of January 28, 2002, the Board of Directors reduced the fee for telephonic meetings to $500 for each meeting. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board of Directors of the Fund held five meetings during the fiscal year ended November 30, 2002. Each Director currently serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2002 amounted to $70,500.



                      COMMITTEES OF THE BOARD OF DIRECTORS

         AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 21, 2000. A copy of the Audit Committee Charter was incorporated in the proxy statement filed for the shareholder meeting held April 27, 2001. The Audit Committee met three times during the fiscal year ended November 30, 2001.

         In connection with the audited financial statements as of and for the year ended November 30, 2002 included in the Fund's Annual Report for the year ended November 30, 2002 (the "Annual Report"), at a meeting held on January 21, 2003, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

         The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report and be mailed to shareholders and filed with the SEC.

         Submitted by the Audit Committee of the Fund's Board of Directors:

                  Alfred G. Aldridge, Jr.
                  Richard I. Barr
                  Joel W. Looney

         INDEPENDENT ACCOUNTANTS. On January 21, 2003, the Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act) selected KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110-2371, as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2003. The selection of KPMG was ratified by the entire Board. KPMG also served as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2002. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

         KPMG has informed the Fund that it has no direct or indirect financial interest in the Fund. The Horejsi Affiliates have engaged KPMG from time to time in the past to provide various accounting, auditing and consulting services.

         Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from KPMG for the Fund's fiscal year ended November 30, 2002. For the 12 months ended November 30, 2002, the Horejsi Affiliates paid $0 to KPMG for their services.



                             Financial Information Systems
            Audit Fees      Design and Implementation Fees      All Other Fees

             $31,000                    $ 0                           $ 0


         The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence. The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Aldridge, Barr and Looney.

         NOMINATING COMMITTEE. The Board of Directors has a Nominating Committee consisting of Messrs. Looney, Aldridge and Barr which is responsible for considering candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund did not meet during the fiscal year ended November 30, 2002. The Fund does not have a compensation committee.

         REQUIRED VOTE. Election of Mr. Aldridge for Director of the Fund will require the affirmative vote of a plurality of the votes of AMPs cast at the Meeting in person or by proxy on Proposal 1.


THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE AMPs SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. ALDRIDGE.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2004 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than November 19, 2003. Shareholder proposals, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.


                             ADDITIONAL INFORMATION

         Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

         Broker Non-Votes and Abstentions. A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.



                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Fund does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.



--------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------

                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Auction Market Preferred Stock ("AMPs") of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Thomas N. Calabria, attorneys-in-fact and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of AMPs, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Doubletree La Posada Resort, 4949 E. Lincoln Dr., Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time, on April 22, 2003, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys-in-fact and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR proposal 1. The Board of Directors recommends that the AMPs shareholders vote "FOR" approval of Proposal No. 1.

1. Election of Director.

     Nominee:   Alfred G. Aldridge, Jr.

         FOR ____                   WITHHELD ____


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   --------------------------